UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange
Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Broadmark Realty Capital Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2021.

As of April 13, 2021, the record date for the Annual Meeting, there were a total of 132,566,410 shares of the Company’s common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. The final results for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph L. Schocken	72,214,074	946,594	190,402	24,644,142
Jeffrey B. Pyatt	72,650,686	518,525	181,859	24,644,142
Stephen G. Haggerty	72,417,012	706,490	227,568	24,644,142
Daniel J. Hirsch	65,325,470	7,790,271	235,329	24,644,142
Kevin M. Luebbers	66,998,512	6,116,210	236,348	24,644,142
Norma J. Lawrence	72,316,208	811,378	223,484	24,644,142
David A. Karp	67,000,309	6,116,285	234,476	24,644,142

Proposal 2: Ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,504,372	340,085	150,755	Not Applicable

Proposal 3: Advisory vote on the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,593,142	2,110,653	647,275	24,644,142

Proposal 4: Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions
71,969,017	124,629	707,451	549,973

Based on the results of the advisory vote on the frequency of future advisory votes on the compensation of the Company’s executive officers, and consistent with the recommendation of the Board of Directors, the Company has determined it will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ Nevin Boparai
Name: Nevin Boparai
Title: Executive Vice President and Chief Legal Officer

Date: June 11, 2021